UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 12, 2019

Dynavax Technologies Corporation

(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2929 Seventh Street, Suite 100

Berkeley, CA 94710-2753

(Address of principal executive offices, including zip code)

(510) 848-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 12, 2019, Dynavax Technologies Corporation (the “Company”), provided a Notice of Borrowing pursuant to its previously disclosed term loan agreement with CRG Servicing LLC dated as of February 20, 2018 (the “Loan Agreement”) to draw down the remaining $75.0 million tranche from the Loan Agreement (the “Second Tranche Term Loan”).  The Second Tranche Term Loan will be funded on March 29, 2019, subject to the Company’s compliance with customary conditions.  As previously disclosed, the Loan Agreement provides for a $175.0 million term loan facility, $100.0 million of which was borrowed at closing on February 20, 2018 (the “Initial Term Loan”).  The Initial Term Loan and the Second Tranche Term Loan each have a maturity date of December 31, 2023, unless earlier prepaid.

The Company expects to use the proceeds of the Second Tranche Term Loan for marketing, sales and production activities for its HEPLISAV-B® adult hepatitis B vaccine and completion of its ongoing immuno-oncology studies, as well as general working capital and general corporate purposes.

The description of the Loan Agreement included in Item 1.01 of the Company’s Current Report on Form 8-K filed on February 20, 2018, is incorporated herein by reference.  The description of the Loan Agreement contained herein does not purport to be complete, and is qualified in its entirety by reference to the complete text of the Loan Agreement filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2018, filed on May 9, 2018.

On March 18, 2019, the Company issued a press release announcing the Second Tranche Term Loan. A copy of the press release is filed herewith as Exhibit 99.1

Item 9.01.Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed herewith:

99.1 Press Release, dated March 18, 2019, titled "Dynavax Exercises Option for $75 Million in Non-Dilutive Debt.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation
Date: March 18, 2019	By:	/s/ STEVEN N. GERSTEN
Steven N. Gersten
Vice President, General Counsel